Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Reza Amiri, Chief Executive Officer of Susa Registered Fund, L.L.C (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 6, 2015	/s/ Reza Amiri
Reza Amiri, Chief Executive Officer
(principal executive officer)

I, Graeme White, Manager and Chief Financial Officer (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 6, 2015	/s/ Graeme White
Graeme White, Manager and Chief Financial Officer
(principal financial officer)